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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------




                                   FORM 8-K





                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934





                               September 11, 1998
            --------------------------------------------------------
                Date of Report (Date of earliest event reported)




                        Information Storage Devices, Inc.
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)






      California                     0-25502                   77-0197173
------------------------     ------------------------      -------------------
(State of incorporation)     (Commission file number)      (I.R.S. Employer
                                                           Identification No.)






                              2045 Hamilton Avenue
                           San Jose, California 95125
           ------------------------------------------------------------
           (Address of principal executive offices, including zip code)





                                (408) 369-2400
               -----------------------------------------------------
               (Registrant's telephone number, including area code)




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                                    Contents

Item 1(b):  Changes in Control of Registrant...................................3

Item 7:  Financial Statements and Exhibits ....................................3

Signatures ....................................................................4





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ITEM 1(b).        CHANGES IN CONTROL OF REGISTRANT

         On September 11, 1998, Information Storage Devices, Inc. ("ISD") and Winbond Electronics Corporation ("WEC"), Winbond Int'l Corporation ("WIC"), Oriole Holding Corporation ("OHC") and Winbond Acquisition Corporation ("WAC") signed an Agreement and Plan of Merger (the "Merger Agreement"), providing for the acquisition of ISD by WAC. The Merger Agreement provides that WAC, a newly-formed subsidiary of WEC, will merge with and into ISD (the "Merger") and ISD will become an indirect wholly owned subsidiary of WEC. As a result of the Merger, each outstanding share of ISD Common Stock that is not owned by WEC, WAC, WIC, OHC or any affiliate of any of them (collectively, "Winbond"), will be converted into the right to receive $7.50 in cash, subject to adjustment if ISD issues additional shares of its capital stock or options or other rights to acquire shares of its capital stock in excess of certain amounts specified in the Merger Agreement. All outstanding and unexercised options and other rights to purchase ISD Common Stock will terminate at the effective time of the Merger. Winbond and the directors and certain executive officers of ISD have entered into a Voting Agreement, pursuant to which they have each agreed to vote in favor of the Merger subject, in the case of the directors and executive officers of ISD, to the discharge of their fiduciary responsibilities as a director and/or officer of ISD.

         Completion of the Merger is subject to the satisfaction or waiver of various conditions, including, among others (i) the approval of the Merger Agreement by the ISD shareholders, (ii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) the absence of any material adverse change in ISD's financial condition, results of operations or business from July 4, 1998 to the closing date and (iv) continuing accuracy of the representations and warranties of each party in the Merger Agreement.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         The following exhibits are incorporated herein by reference:

       Number     Description
       ------     -----------

        2.01 Agreement and Plan of Merger dated September 11, 1998 by and among Winbond Electronics Corporation, Winbond Int'l Corporation, Oriole Holding Corporation, Winbond Acquisition Corporation and Information Storage Devices, Inc. (Incorporated by reference to Exhibit 7.1 to Amendment No. 3 to Schedule 13D of Winbond Int'l Corporation, Peaceful River Corp., Pigeon Creek Holding Co., Ltd. and Winbond Electronics Corporation, filed on September 14, 1998, File
                  No. 005-44765.)


        2.02 Voting Agreement by and among Winbond Electronics Corporation and the directors and certain executive officers of Information Storage Devices, Inc. (Incorporated by reference to Exhibit 7.2 to Amendment No. 3 to Schedule 13D of Winbond Int'l Corporation, Peaceful River Corp., Pigeon Creek Holding Co., Ltd. and Winbond Electronics Corporation, filed on September 14, 1998, File No. 005-44765.)




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      INFORMATION STORAGE DEVICES, INC.

Dated:   September 18, 1998           /s/ Felix J. Rosengarten
                                      ------------------------
                                      Felix J. Rosengarten
                                      Vice President, Finance and Administration
                                      and Chief Financial Officer